Supplement to the
Fidelity® Variable Insurance Products
Initial Class, Service Class, and
Service Class 2
Contrafund® Portfolio
April 30, 2006
Prospectus

The following information replaces the biographical information for Jason Weiner found in the "Fund Management" section on page 11.

Jason Weiner no longer serves as vice president and associate portfolio manager of VIP Contrafund.

VCON-06-01 November 20, 2006
1.797984.102